UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported May 18, 2005)

CARAUSTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-20646	58-1388387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Joe Jerkins Boulevard Austell, Georgia	30106-3227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 948-3101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 18, 2005 Caraustar Industries, Inc. made a presentation at its 2005 Annual Meeting of Shareholders in Austell, Georgia. Copies of the slides used for this presentation, along with certain supplemental information regarding non-GAAP financial measures, are attached hereto as Exhibit 99.1. The information being furnished in this report (including Exhibit 99.1) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits

(c)

Exhibit 99.1	Presentation materials from 2005 Annual Meeting of Shareholders and supplemental information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 18, 2005

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Exhibit No.
Presentation materials from 2005 Annual Meeting and supplemental information	99.1